Masimo Earnings Third Quarter 2022

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward- looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non-GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share and (ix) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Third Quarter 2022 Financial Highlights (1) $549 million $1.00 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $81 million 52.6% Healthcare revenue of $327 million, representing 6% reported growth and 10% constant currency growth; AND Non-healthcare revenue of $222 million, representing (2%) reported growth and 5% constant currency growth on a pro forma basis. Healthcare 64.6%; AND Non-healthcare 35.0%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

(In millions; except EPS) Actual Prior Year vs. Prior Year Revenue $549 $307 79% Healthcare 327 307 6% Non-Healthcare 222 N/A N/A Gross Profit $289 $204 41% Healthcare 211 204 3% Non-Healthcare 78 N/A N/A Gross Margin 52.6% 66.5% -1390 bps Healthcare 64.6% 66.5% -190 bps Non-Healthcare 35.0% N/A N/A Operating Profit $81 $71 15% Operating Margin 14.8% 23.0% -820 bps Non-Operating Inc. / (Exp.) (8) 0 -5479% Pre-Tax Income $73 $71 3% Income Taxes 19 17 16% Tax Rate 26.3% 23.5% 280 bps Net Income $54 $54 -1% Shares 54.1 57.7 -6% Earnings Per Share $1.00 $0.94 6% Third Quarter 2022 Actual vs. Prior Year | Non-GAAP (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Consolidated 8% Healthcare 10% Non-Healthcare 5%

Fourth Quarter 2022 Guidance as of November 8, 2022 (1) $581 to $611 million $1.11 to $1.22 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $91 to $100 million ~51% Healthcare revenue of $337 to $352 million, representing 3% to 7% reported growth and 7% to 11% constant currency growth; AND Non-healthcare revenue of $245 to $260 million, representing (7%) to (2%) reported growth and 5% to 10% constant currency growth on a pro forma basis. Healthcare ~63%; AND Non-healthcare ~34% to 35%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Guidance vs. Prior Year (In millions; except EPS) Low High Prior Year Low High Revenue $581 $611 $328 77% 87% Healthcare 337 352 328 3% 7% Non-Healthcare 245 260 N/A N/A N/A Gross Profit $296 $313 $216 37% 45% Healthcare 211 222 216 -2% 3% Non-Healthcare 84 91 N/A N/A N/A Gross Margin 50.9% 51.2% 65.9% -1500 bps -1470 bps Healthcare 62.8% 63.1% 65.9% -310 bps -280 bps Non-Healthcare 34.5% 35.0% N/A N/A N/A Operating Profit $91 $100 $84 8% 18% Operating Margin 15.7% 16.3% 25.7% -1000 bps -940 bps Non-Operating Inc. / (Exp.) (11) (11) 0 -16488% -16488% Pre-Tax Income $80 $88 $84 -5% 5% Income Taxes 20 22 14 38% 53% Tax Rate 24.5% 24.7% 16.9% 760 bps 780 bps Net Income $60 $67 $70 -14% -5% Shares 54.5 54.5 57.8 -6% -6% Earnings Per Share $1.11 $1.22 $1.21 -8% 1% Fourth Quarter 2022 Guidance vs. Prior Year | Non-GAAP (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Low High Consolidated 6% 11% Healthcare 7% 11% Non-Healthcare 5% 10%

Full Year 2022 Guidance as of November 8, 2022 (1) $2,000 to $2,030 million $4.38 to $4.49 per share Revenue Non-GAAP Gross Margin Non-GAAP Operating Profit Non-GAAP EPS $349 to $357 million ~55% Healthcare revenue of $1,325 to $1,340 million, representing 7% to 8% reported growth and 10% to 11% constant currency growth; AND Non-healthcare revenue of $675 to $690 million from April 11, 2022 through fiscal year end. On a pro forma basis for the full year, non-healthcare revenue of $933 to $948 million, representing 3% to 4% reported growth and 10% to 12% constant currency growth. Healthcare ~65%; AND Non-healthcare ~35%. (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Guidance vs. Prior Year (In millions; except EPS) Low High Prior Year Low High Revenue $2,000 $2,030 $1,239 61% 64% Healthcare 1,325 1,340 1,239 7% 8% Non-Healthcare 675 690 N/A N/A N/A Gross Profit $1,099 $1,117 $816 35% 37% Healthcare 865 875 816 6% 7% Non-Healthcare 235 241 N/A N/A N/A Gross Margin 55.0% 55.0% 65.8% -1080 bps -1080 bps Healthcare 65.3% 65.3% 65.8% -50 bps -50 bps Non-Healthcare 34.8% 35.0% N/A N/A N/A Operating Profit $349 $357 $295 18% 21% Operating Margin 17.4% 17.6% 23.8% -640 bps -620 bps Non-Operating Inc. / (Exp.) (23) (23) 0 -5519% -5519% Pre-Tax Income $326 $334 $295 10% 13% Income Taxes 84 86 65 29% 33% Tax Rate 25.7% 25.7% 22.0% 370 bps 370 bps Net Income $242 $248 $230 5% 8% Shares 55.3 55.3 57.7 -4% -4% Earnings Per Share $4.38 $4.49 $3.99 10% 13% Full Year 2022 Guidance vs. Prior Year | Non-GAAP (1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Pro Forma Constant Currency Revenue Growth Low High Consolidated 10% 11% Healthcare 10% 11% Non-Healthcare 10% 12%

Appendices GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement (Unaudited; in millions, except per share data) (1) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Low High Low High GAAP revenue $299.0 $305.1 $307.4 $327.6 $1,239.2 $304.2 $565.3 $549.3 $581.2 $611.2 $2,000.0 $2,030.0 GAAP gross profit $196.9 $192.9 $203.6 $214.9 $808.3 $204.8 $258.2 $282.5 $293.1 $310.3 $1,038.6 $1,055.7 Acquired tangible asset amortization 0.1 0.1 0.1 0.1 0.5 - 46.2 6.4 - - 52.6 52.6 Acquired intangible asset amortization 0.6 0.6 0.6 0.6 2.4 0.6 4.9 0.1 2.6 2.6 8.2 8.2 Acquisition, integration and related costs 0.1 0.5 0.0 0.3 0.9 0.0 0.0 - - - 0.1 0.1 Other adjustments - 3.4 - - 3.4 - - - - - - - Non-GAAP gross profit $197.7 $197.5 $204.5 $215.9 $815.5 $205.4 $309.2 $289.1 $295.7 $312.9 $1,099.4 $1,116.6 GAAP selling, general and administrative expenses $96.7 $93.9 $100.6 $104.1 $395.3 $108.9 $188.3 $174.6 Acquired tangible asset amortization - - - - - - (2.1) (2.4) Acquired intangible asset amortization (1.0) (0.9) (0.9) (0.9) (3.7) (0.9) (4.4) (4.5) Acquisition, integration and related costs (1.0) (0.4) (0.3) (0.5) (2.2) (3.1) (19.7) (9.6) Litigation related expenses and settlements - (0.4) (1.2) (4.4) (6.0) (5.5) (7.2) (3.4) Other adjustments - - - - - - - - Non-GAAP selling, general and administrative expenses $94.7 $92.2 $98.3 $98.3 $383.5 $99.5 $154.9 $154.7 GAAP research and development expenses $34.5 $33.9 $35.4 $33.4 $137.2 $36.1 $47.8 $53.1 Acquired intangible asset amortization - - - - - - - - Acquisition, integration and related costs - - - - - - (0.1) (0.1) Non-GAAP research and development expenses $34.5 $33.9 $35.4 $33.4 $137.2 $36.1 $47.8 $53.1 GAAP litigation settlements and awards $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Litigation related expenses and settlements - - - - - - - (0.0) Non-GAAP litigation settlements and awards $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 GAAP operating expenses $131.2 $127.8 $136.0 $137.5 $532.5 $145.0 $236.1 $227.7 Acquired tangible asset amortization - - - - - - (2.1) (2.4) Acquired intangible asset amortization (1.0) (0.9) (0.9) (0.9) (3.7) (0.9) (4.4) (4.5) Acquisition, integration and related costs (1.0) (0.4) (0.3) (0.5) (2.2) (3.1) (19.7) (9.7) Litigation related expenses and settlements - (0.4) (1.2) (4.4) (6.0) (5.5) (7.2) (3.4) Other adjustments - - - - - - - - Non-GAAP operating expenses $129.2 $126.1 $133.7 $131.7 $520.7 $135.6 $202.6 $207.8 GAAP operating profit $65.7 $65.1 $67.6 $77.4 $275.8 $59.7 $22.1 $54.8 $70.2 $78.5 $206.9 $215.2 Acquired tangible asset amortization 0.1 0.1 0.1 0.1 0.5 - 48.2 8.8 2.3 2.3 59.4 59.4 Acquired intangible asset amortization 1.6 1.5 1.5 1.5 6.1 1.5 9.3 4.6 7.4 7.4 22.8 22.8 Acquisition, integration and related costs 1.0 0.9 0.3 0.8 3.1 3.1 19.7 9.7 4.7 4.7 37.2 37.2 Litigation related expenses and settlements - 0.4 1.2 4.4 6.0 5.5 7.2 3.4 6.6 6.6 22.6 22.6 Other adjustments - 3.4 - - 3.4 - - - - - - - Non-GAAP operating profit $68.5 $71.4 $70.8 $84.2 $294.8 $69.8 $106.6 $81.3 $91.2 $99.5 $349.0 $357.3 Q4 2022 Guidance (2) FY 2022 Guidance (2)

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement (Unaudited; in millions, except per share data) (1) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Low High Low High GAAP non-operating income (expense) ($0.7) $0.1 ($0.1) ($0.7) ($1.4) ($0.6) $4.5 ($2.8) ($11.7) ($11.7) ($10.6) ($10.6) Realized and unrealized gains or losses 0.8 0.1 0.2 0.8 1.9 0.8 (8.2) (5.4) - - (12.9) (12.9) Financing related adjustments - - - - - - 0.6 0.5 0.5 0.5 1.5 1.5 Other adjustments - - - - - - (0.5) (0.4) (0.0) (0.0) (0.9) (0.9) Non-GAAP non-operating income (expense) $0.1 $0.1 $0.2 $0.1 $0.4 $0.2 ($3.6) ($8.2) ($11.2) ($11.2) ($22.9) ($22.9) GAAP provision for income taxes $11.5 $15.0 $9.8 $8.4 $44.7 $12.5 $8.5 $14.1 $14.7 $16.9 $49.8 $51.9 Tax impact of non-GAAP adjustments 0.6 1.2 0.5 1.4 3.7 2.5 19.5 4.9 4.9 4.9 31.9 31.9 Excess tax benefits from stock-based compensation 4.3 1.3 6.4 4.4 16.4 1.7 0.2 0.3 - - 2.2 2.2 Non-GAAP provision for income taxes $16.4 $17.5 $16.7 $14.2 $64.9 $16.8 $28.2 $19.3 $19.6 $21.8 $83.9 $86.0 GAAP net income (loss) $53.4 $50.2 $57.8 $68.3 $229.6 $46.6 $18.1 $37.9 $43.8 $50.0 $146.5 $152.6 Acquired tangible asset amortization 0.1 0.1 0.1 0.1 0.5 - 48.2 8.8 2.3 2.3 59.4 59.4 Acquired intangible asset amortization 1.6 1.5 1.5 1.5 6.1 1.5 9.3 4.6 7.4 7.4 22.8 22.8 Acquisition, integration and related costs 1.0 0.9 0.3 0.8 3.1 3.1 19.7 9.7 4.7 4.7 37.2 37.2 Litigation related expenses and settlements - 0.4 1.2 4.4 6.0 5.5 7.2 3.4 6.6 6.6 22.6 22.6 Other adjustments - 3.4 - - 3.4 - (0.5) (0.4) (0.0) (0.0) (0.9) (0.9) Realized and unrealized gains or losses 0.8 0.1 0.2 0.8 1.9 0.8 (8.2) (5.4) - - (12.9) (12.9) Financing related adjustments - - - - - - 0.6 0.5 0.5 0.5 1.5 1.5 Tax impact of non-GAAP adjustments (0.6) (1.2) (0.5) (1.4) (3.7) (2.5) (19.5) (4.9) (4.9) (4.9) (31.9) (31.9) Excess tax benefits from stock-based compensation (4.3) (1.3) (6.4) (4.4) (16.4) (1.7) (0.2) (0.3) - - (2.2) (2.2) Non-GAAP net income (loss) $52.1 $54.0 $54.3 $70.1 $230.4 $53.2 $74.8 $53.9 $60.4 $66.5 $242.2 $248.4 GAAP net income (loss) per share $0.92 $0.88 $1.00 $1.18 $3.98 $0.81 $0.33 $0.70 $0.80 $0.92 $2.65 $2.76 Acquired tangible asset amortization 0.00 0.00 0.00 0.00 0.01 0.00 0.87 0.16 0.04 0.04 1.07 1.07 Acquired intangible asset amortization 0.03 0.03 0.03 0.03 0.11 0.03 0.17 0.09 0.14 0.14 0.41 0.41 Acquisition, integration and related costs 0.02 0.02 0.01 0.01 0.05 0.05 0.36 0.18 0.09 0.09 0.67 0.67 Litigation related expenses and settlements 0.00 0.01 0.02 0.08 0.10 0.10 0.13 0.06 0.12 0.12 0.41 0.41 Other adjustments 0.00 0.06 0.00 0.00 0.06 0.00 (0.01) (0.01) (0.00) (0.00) (0.02) (0.02) Realized and unrealized gains or losses 0.01 0.00 0.00 0.01 0.03 0.01 (0.15) (0.10) 0.00 0.00 (0.23) (0.23) Financing related adjustments 0.00 0.00 0.00 0.00 0.00 0.00 0.01 0.01 0.01 0.01 0.03 0.03 Tax impact of non-GAAP adjustments (0.01) (0.02) (0.01) (0.02) (0.06) (0.04) (0.35) (0.09) (0.09) (0.09) (0.58) (0.58) Excess tax benefits from stock-based compensation (0.07) (0.02) (0.11) (0.08) (0.28) (0.03) (0.00) (0.01) 0.00 0.00 (0.04) (0.04) Non-GAAP net income (loss) per share $0.90 $0.94 $0.94 $1.21 $3.99 $0.93 $1.35 $1.00 $1.11 $1.22 $4.38 $4.49 Weighted average shares outstanding - Diluted 57.9 57.4 57.7 57.8 57.7 57.3 55.3 54.1 54.5 54.5 55.3 55.3 Q4 2022 Guidance (2) FY 2022 Guidance (2)

GAAP to Non-GAAP Reconciliations | Segment Reporting (Unaudited; in millions) (1) Q4 2022 Guidance (2) FY 2022 Guidance (2) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Low High Low High Revenue Healthcare 299.0 305.1 307.4 327.6 1,239.2 304.2 357.0 327.2 336.5 351.5 1,325.0 1,340.0 Non-Healthcare - - - - - - 208.3 222.1 244.7 259.7 675.0 690.0 GAAP revenue $299.0 $305.1 $307.4 $327.6 $1,239.2 $304.2 $565.3 $549.3 $581.2 $611.2 $2,000.0 $2,030.0 Gross profit Healthcare 197.7 197.5 204.5 215.9 815.5 205.4 236.7 211.4 211.2 221.9 864.7 875.4 Non-Healthcare - - - - - - 72.5 77.7 84.5 91.0 234.7 241.2 Other (0.8) (4.6) (0.8) (1.0) (7.2) (0.6) (51.1) (6.5) (2.6) (2.6) (60.9) (60.9) GAAP gross profit $196.9 $192.9 $203.6 $214.9 $808.3 $204.8 $258.2 $282.5 $293.1 $310.3 $1,038.6 $1,055.7 Acquired tangible asset amortization 0.1 0.1 0.1 0.1 0.5 - 46.2 6.4 - - 52.6 52.6 Acquired intangible asset amortization 0.6 0.6 0.6 0.6 2.4 0.6 4.9 0.1 2.6 2.6 8.2 8.2 Acquisition, integration and related costs 0.1 0.5 0.0 0.3 0.9 0.0 0.0 - - - 0.1 0.1 Other adjustments - 3.4 - - 3.4 - - - - - - - GAAP adjustments $0.8 $4.6 $0.8 $1.0 $7.2 $0.6 $51.1 $6.5 $2.6 $2.6 $60.9 $60.9 Healthcare 197.7 197.5 204.5 215.9 815.5 205.4 236.7 211.4 211.2 221.9 864.7 875.4 Non-Healthcare - - - - - - 72.5 77.7 84.5 91.0 234.7 241.2 Other - - - - - - - - - - - - Non-GAAP gross profit $197.7 $197.5 $204.5 $215.9 $815.5 $205.4 $309.2 $289.1 $295.7 $312.9 $1,099.4 $1,116.6 Operating Profit Healthcare N/A N/A N/A N/A N/A N/A 106.5 80.9 82.4 88.8 339.6 346.0 Non-Healthcare N/A N/A N/A N/A N/A N/A 15.2 14.7 18.7 24.6 48.7 54.5 Corporate Overhead N/A N/A N/A N/A N/A N/A (15.1) (14.2) (9.9) (13.9) (39.2) (43.2) Other N/A N/A N/A N/A N/A N/A (84.5) (26.5) (21.0) (21.0) (142.0) (142.0) GAAP operating profit $65.7 $65.1 $67.6 $77.4 $275.8 $59.7 $22.1 $54.8 $70.2 $78.5 $206.9 $215.2 Acquired tangible asset amortization 0.1 0.1 0.1 0.1 0.5 - 48.2 (8.8) 2.3 2.3 59.4 59.4 Acquired intangible asset amortization 1.6 1.5 1.5 1.5 6.1 1.5 9.3 (4.6) 7.4 7.4 22.8 22.8 Acquisition, integration and related costs 1.0 0.9 0.3 0.8 3.1 3.1 19.7 (9.7) 4.7 4.7 37.2 37.2 Litigation related expenses and settlements - 0.4 1.2 4.4 6.0 5.5 7.2 (3.4) 6.6 6.6 22.6 22.6 Other adjustments - 3.4 - - 3.4 - - - - - - - GAAP adjustments $2.8 $6.2 $3.2 $6.8 $19.0 $10.1 $84.5 ($26.5) $21.0 $21.0 $142.0 $142.0 Healthcare N/A N/A N/A N/A N/A N/A 106.5 80.9 82.4 88.8 339.6 346.0 Non-Healthcare N/A N/A N/A N/A N/A N/A 15.2 14.7 18.7 24.6 48.7 54.5 Corporate Overhead N/A N/A N/A N/A N/A N/A (15.1) (14.2) (9.9) (13.9) (39.2) (43.2) Other N/A N/A N/A N/A N/A N/A - - - - - - Non-GAAP operating profit $68.5 $71.4 $70.8 $84.2 $294.8 $69.8 $106.6 $81.3 $91.2 $99.5 $349.0 $357.3

GAAP to Non-GAAP Reconciliations | Constant Currency Revenue (Unaudited; in millions, except percentages) (1,3) Q4 2022 Guidance (2) FY 2022 Guidance (2) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 Q3 2022 Low High Low High Revenue Healthcare 299.0 305.1 307.4 327.6 1,239.2 304.2 357.0 327.2 336.5 351.5 1,325.0 1,340.0 Non-Healthcare - - - - - - 208.3 222.1 244.7 259.7 675.0 690.0 GAAP revenue $299.0 $305.1 $307.4 $327.6 $1,239.2 $304.2 $565.3 $549.3 $581.2 $611.2 $2,000.0 $2,030.0 Healthcare N/A N/A N/A N/A N/A 4.3 6.0 11.1 13.6 13.6 35.0 35.0 Non-Healthcare N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A Constant currency adjustments N/A N/A N/A N/A N/A $4.3 $6.0 $11.1 $13.6 $13.6 $35.0 $35.0 Healthcare 299.0 305.1 307.4 327.6 1,239.2 308.6 363.0 338.3 350.1 365.1 1,360.0 1,375.0 Non-Healthcare - - - - - - 208.3 222.1 244.7 259.7 675.0 690.0 Non-GAAP revenue (constant currency) $299.0 $305.1 $307.4 $327.6 $1,239.2 $308.6 $571.3 $560.4 $594.8 $624.8 $2,035.0 $2,065.0 Healthcare N/A N/A N/A N/A N/A 1.7% 17.0% 6.4% 2.7% 7.3% 6.9% 8.1% Non-Healthcare N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A GAAP revenue growth N/A N/A N/A N/A N/A 1.7% 85.3% 78.7% 77.4% 86.6% 61.4% 63.8% Healthcare N/A N/A N/A N/A N/A 3.2% 19.0% 10.0% 6.9% 11.5% 9.8% 11.0% Non-Healthcare N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A N/A Non-GAAP revenue growth (constant currency) N/A N/A N/A N/A N/A 3.2% 87.2% 82.3% 81.6% 90.7% 64.2% 66.6% Pro Forma Revenue (4) Healthcare 299.0 305.1 307.4 327.6 1,239.2 304.2 357.0 327.2 336.5 351.5 1,325.0 1,340.0 Non-Healthcare 211.1 206.4 227.2 264.0 908.7 250.6 215.2 222.1 244.7 259.7 932.6 947.6 GAAP revenue $510.1 $511.5 $534.6 $591.6 $2,147.8 $554.9 $572.2 $549.3 $581.2 $611.2 $2,257.6 $2,287.6 Healthcare N/A N/A N/A N/A N/A 4.3 6.0 11.1 13.6 13.6 35.0 35.0 Non-Healthcare N/A N/A N/A N/A N/A 7.3 12.2 16.9 31.6 31.6 68.0 68.0 Constant currency adjustments N/A N/A N/A N/A N/A $11.6 $18.2 $28.0 $45.2 $45.2 $103.0 $103.0 Healthcare 299.0 305.1 307.4 327.6 1,239.2 308.6 363.0 338.3 350.1 365.1 1,360.0 1,375.0 Non-Healthcare 211.1 206.4 227.2 264.0 908.7 257.9 227.4 239.0 276.3 291.3 1,000.6 1,015.6 Non-GAAP revenue (constant currency) $510.1 $511.5 $534.6 $591.6 $2,147.8 $566.5 $590.5 $577.3 $626.4 $656.4 $2,360.6 $2,390.6 Healthcare N/A N/A N/A N/A N/A 1.7% 17.0% 6.4% 2.7% 7.3% 6.9% 8.1% Non-Healthcare N/A N/A N/A N/A N/A 18.7% 4.3% -2.3% -7.3% -1.6% 2.6% 4.3% GAAP revenue growth N/A N/A N/A N/A N/A 8.8% 11.9% 2.7% -1.8% 3.3% 5.1% 6.5% Healthcare N/A N/A N/A N/A N/A 3.2% 19.0% 10.0% 6.9% 11.5% 9.8% 11.0% Non-Healthcare N/A N/A N/A N/A N/A 22.2% 10.2% 5.2% 4.6% 10.3% 10.1% 11.8% Non-GAAP revenue growth (constant currency) N/A N/A N/A N/A N/A 11.1% 15.4% 8.0% 5.9% 11.0% 9.9% 11.3% (1) Totals may not foot due to rounding. Quarterly reported amounts may vary from amounts previously reported due to rounding conventions. (3) Constant currency adjustments are intended to reflect current year revenue at prior year foreign exchange rates for comparison purposes. (4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (2) Updated for guidance provided on November 8, 2022

The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof, as these items may impact period-to-period comparability; furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance: Constant currency revenue adjustments: Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods. Acquired tangible asset amortization: These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups. Acquired intangible asset amortization: These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets including, but not limited to customer relationships, intellectual property, trade names and non-competition agreements. Acquisition, integration and related costs: These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments and divestitures, including but not limited to, asset impairments and in-process research and development. Litigation related expenses, settlements and awards: These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results. Other adjustments: In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non- GAAP earnings. Realized and unrealized gains or losses: These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. Other items also included here are mark-to-market gains and losses of derivative contracts that are not designated as hedging instruments or the ineffective portions of cash flow hedges. Financing related adjustments: The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis. Tax impact of non-GAAP adjustments: In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments. Excess tax benefits from stock-based compensation: GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers. Description of Non-GAAP Adjustments